Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2301

All Cap Core Strategy 2023-3

Large Cap Core Strategy 2023-3

(each a “Portfolio”)

Supplement to the Prospectuses

Effective August 30, 2023, AmerisourceBergen Corporation (ticker: ABC) has changed its name to Cencora Inc.(ticker: COR). As a result, effective immediately, all references to AmerisourceBergen Corporation in each Portfolio’s prospectus are replaced with Cencora Inc.

Supplement Dated: August 30, 2023